Exhibit 99.2

 Strategic Update  November 24, 2025

 Green Dot Corporation  Disclaimer  2  Forward Looking Statements  This presentation contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed to be forward-looking statements. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits or costs of the propos ed transaction, the plans, objectives, expectations and intentions of Green Dot Corporation (“Green Dot”), CommerceOne Financial Corporation (“CommerceOne”), and affiliates of Smith Ventures LLC (“Smith Ventures”), including future financial and operating results (including the anticipated impact of the proposed transactions), statements related to the expected timing of the completion of the proposed transactions, the plans, objectives, expectations and intentions of Compass Sub North, Inc. (to be renamed “CommerceOne Financial Corporation” as part of the proposed transactions) following the consummation of the proposed transactions (the “combined company” or “New CommerceOne”) described herein, and other statements that are not historical facts. You can identify these forward-looking statements through the use of words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “predicts,” “forecasts,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may” and “assumes,” variations of such words and similar expressions of the future or otherwise regarding the outlook for Green Dot’s, CommerceOne’s or the combined company’s future businesses and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Green Dot, CommerceOne or the combined company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Green Dot or CommerceOne and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Green Dot’s, CommerceOne’s or the combined company’s ability to control or predict, and there is no assurance that any list of risks and uncertainties or risk factors is complete. These factors include, among others, (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Green Dot’s business and to CommerceOne’s business as a result of the announcement and pendency of the proposed transaction, (3) the risk that the integration of Green Dot’s and CommerceOne’s respective businesses and operations, or the separation of Green Dot’s non-bank fintech businesses from Green Dot Bank, will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (4) the failure to satisfy the conditions to the closing of the transactions among Green Dot, CommerceOne and Smith Ventures, including the failure to obtain the necessary approvals by the stockholders of Green Dot or CommerceOne, (5) the amount of the costs, fees, expenses and charges related to the transactions, (6) the ability by each of Green Dot, CommerceOne and Smith Ventures to obtain required governmental approvals of the proposed transactions on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transactions, (7) reputational risk and the reaction of Green Dot’s or CommerceOne’s customers, suppliers, employees or other business partners to the proposed transactions, (8) challenges retaining or hiring key personnel following the proposed transactions, (9) any unexpected delay in closing the proposed transactions or th e occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or separation agreement, (10) the dilution caused by the issuance of shares of the combined company’s common stock in the transaction, (11) the possibility that the proposed transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) risks related to management and oversight of the business and operations of the combined company and the separation of Green Dot’s non-bank fintech business from Green Dot Bank and the combined company, (13) the possibility the combined company is subject to additional regulatory requirements or consent orders as a result of the proposed transactions, (14) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Green Dot, CommerceOne or the combined company, and (15) general competitive, economic, political, regulatory and market conditions and other factors that may affect future results of Green Dot, CommerceOne and the combined company, including changes in asset quality and credit risk; the inability to sustain or achieve revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the ability to raise or maintain liquidity, funding, and capital; the impact, extent and timing of techno logical changes; capital management activities; fraudulent or other illegal activity involving the products and services of Green Dot, CommerceOne or the combined company; cybersecurity risks, including cyber-attacks or security breaches; and fluctuations in operating results. Additional factors which could affect future results of Green Dot can be found in Green Dot’s filings with the Securities and Exchange Commission (the “SEC”), including in Green Dot’s Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and Green Dot’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Green Dot, CommerceOne and Smith Ventures do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

 Green Dot Corporation  Disclaimer (cont’d)  3  Important Information About the Transaction and Where to Find It  New CommerceOne intends to file a registration statement on Form S-4 with the SEC to register the shares of New CommerceOne common stock that will be issued to CommerceOne stockholders and Green Dot stockholders in connection with the proposed transactions. The registration statement will include a joint proxy statement of Green Dot and CommerceOne that also constitutes a prospectus of New CommerceOne. The definitive joint proxy statement/prospectus will be sent to the stockholders of each of Green Dot and CommerceOne in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING  THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Green Dot or Holdco through the website maintained by the SEC at http://www.sec.gov. Documents filed with the SEC by Green Dot will also be available free of charge by contacting the investor relations department of Green Dot at IR@greendot.com or by accessing the “Investor Relations” page of Green Dot’s website at https://ir.greendot.com/financial-information/sec-filings.  Before making any voting or investment decision, investors and security holders of Green Dot and CommerceOne are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed t ransactions. Free copies of these documents may be obtained as described above.  Participants in Solicitation  Green Dot and CommerceOne and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Green Dot’s stockholders in respect of the proposed transactions under the rules of the SEC. Information regarding Green Dot’s directors and executive officers is available in Green Dot’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on April 11, 2025 (and available at https://www.sec.gov/Archives/edgar/data/1386278/000138627825000020/gdot-20250411.htm) (the “Green Dot 2025 Proxy”), under the headings “Corporate Governance and Director Independence,” “Proposal No. 1 Election of Directors,” “Security Ownership of Certain Beneficial Owners and Management,” “Our Executive Officers,” “Executive Compensation” and “Transactions with Related Parties, Founders and Control Persons,” and in Green Dot’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 3, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001386278/000138627825000009/gdot-20241231.htm), and in other documents subsequently filed by Green Dot with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Green Dot’s securities by Green Dot’s directors or executive officers from the amounts described in the Green Dot 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Green Dot 2025 Proxy and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC.  No Offer or Solicitation  This presentation relates to the proposed transactions and is for informational purposes only and is not intended to, and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.  Non-GAAP Financial Measures  This presentation includes non-GAAP financial measures including Tangible Book Value. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures. For example, other companies may calculate similarly-titled non-GAAP financial measures differently.

 Green Dot Corporation  Green Dot’s Strategic Transformation  Two-part transaction following 6-month+ review of strategic alternatives which included discussions with FinTechs, Consumer Lenders, Banks, and Financial Sponsors.  ~72% Ownership  GDOT Shareholders  ~28% Ownership  CommerceOne Shareholders  4  “MSA”  Long-Term Commercial Partnership  Sale of GreenDot’s Embedded Finance OpCo.  BaaS SBTPG Consumer PayCard GDN  To be Sold to  Total OpCo. Purchase Price(2)  $690mm  Publicly-Traded Combined BankCo.  TBV(1)  $490mm  Total Deposits  $5.5bn  Total Assets  $6.3bn  Source: Factset, Company filings. Note: Market data as of November 21, 2025. Financial metrics reflect combined estimated post-transaction values as of June 30, 2026, estimated close for illustrative purposes. TBV denotes Tangible Book Value. (1) Includes impact of $155mm capital infusion. (2) Includes equity purchase price of $625mm plus retirement of $65mm of GDOT unsecured notes. (3) Implied aggregate value and implied value per share based on $470mm in cash ($8.11 per share) plus GDOT share of combined BankCo assuming an illustrative multiple range of 1.00x (tangible book value) –  1.81x (median of selected peers) applied to ~$490mm of combined tangible book value, at 72.2% pro forma ownership, and fully diluted shares outstanding of 57.972mm, net of estimated tax leakage. Selected peers include TBBK, CASH, CCB, AX, FINW, MFIN, and MVBF.  $14.23 – $19.18  $155mm  Capital Infusion in BankCo.  Merger With  $470mm  Cash Consideration to GDOT Shareholders  $65mm  Retirement of Unsecured Notes  (3)  Illustrative Total Value Per Share Delivered to GDOT Shareholders at Closing

 Green Dot Corporation  Key Transaction Terms  Structure  CommerceOne Financial Corporation (“C1”) to acquire Green Dot Corporation, (“GDOT”), then sell GDOT’s Embedded Finance  business (“OpCo”) to affiliates of Smith Ventures LLC  Pro forma combined GDOT + C1 (“BankCo”) will enter into a seven-year commercial agreement with OpCo to serve as exclusive bank sponsor for the OpCo’s digital banking platform  Consideration  GDOT shareholders will receive $8.11 per share in cash consideration plus 0.2215 shares of C1 for every share of GDOT  Illustrative total value per share of $14.23 – $19.18 per share(1)  ~91% – 157% premium to GDOT’s March 7th share price, last trading day prior to strategic review announcement  ~37% – 85% premium to GDOT’s VWAP since March 10th, first trading day since strategic review announcement  ~21% – 63% premium to GDOT’s November 21st share price, last trading day prior to the transaction announcement  $825mm – $1.1bn implied aggregate value  $470mm aggregate cash consideration  $355mm – $642mm value of stock consideration issued by C1 to GDOT shareholders at 0.2215x exchange ratio(1)  Financing Sources  Committed debt and equity financing of $515mm and $200mm, respectively and balance sheet cash  BankCo Governance  C1 management and board to lead combined BankCo  Timing  Transaction is expected to close in second quarter of 2026, subject to shareholder and regulatory approvals  Other  OpCo sold for $690mm purchase price in cash (including $65mm of Unsecured Notes), of which $155mm is contributed to BankCo for regulatory capital purposes  GDOT Unsecured Notes outstanding to be retired in connection with the transactions  5  Source: Factset, Company filings. Note: Market data as of November 21, 2025. Financial metrics reflect combined estimated post-transaction values as of June 30, 2026, estimated close for illustrative purposes only. (1) Implied aggregate value and implied value per share based on $470mm in cash ($8.11 per share) plus GDOT share of combined BankCo assuming an illustrative multiple range of 1.00x (tangible book value) – 1.81x (median of selected peers) applied to ~$490mm of combined tangible book value, at 72.2% pro forma ownership, and fully diluted shares outstanding of 57.972mm, net of estimated tax leakage. Selected peers include TBBK, CASH, CCB, AX, FINW, MFIN, and MVBF.

 1  Transaction Unlocks Significant Value for Shareholders  Realize significant up-front value for embedded finance assets while providing upside potential via participation in bank sponsorship platform  Creates a more stable and resilient bank with strengthened capital levels, diversified funding, multiple growth drivers, and durable returns  Ability to participate in significant growth of Embedded Finance OpCo via attractive structure delivering $30mm+ of recurring annual fees  Capital infusion unlocks incremental capacity to reposition balance sheet and increase investments in risk & compliance infrastructure  1  2  3  4  5  6  Note: (1) Reflects implied value of ~$35mm in illustrative annual earnings uplift via potential asset re-deployment, and a ~10x P/E multiple (median of selected peers).  Green Dot Corporation  Line of sight to sustainable long-term growth driven by highly efficient  platform expansion and $350mm+ of potential incremental value(1)

 Green Dot Corporation  Potential for Significant Value Creation Opportunity  7  Source: Factset, Public filings, and SNL financial. Market data as of November 21, 2025. Financial metrics reflect combined estimated post-transaction values as of June 30, 2026, estimated close for illustrative purposes only. Note: (1) Implied aggregate value and implied value per share based on $470mm in cash ($8.11 per share) plus GDOT share of combined BankCo assuming an illustrative multiple range of 1.00x (tangible book value) – 1.81x (median of selected peers) applied to ~$490mm of combined tangible book value, at 72.2% pro forma ownership, and fully diluted shares outstanding of 57.972mm, net of estimated tax leakage. Selected peers include TBBK, CASH, CCB, AX, FINW, MFIN, and MVBF.  ~$490mm  ~$355mm  Illustrative Tangible Book Value Multiple Range  Bottom Quartile of Selected Peers  1.00x  Median of Selected Peers  ~1.25x ~1.80x  Illustrative Total Value Per Share Delivered to GDOT Shareholders at Closing(1)  $14.23 $15.63 $19.18  Includes $8.11 Cash Consideration Per Share Attributable to Sale of Embedded Finance Business  1  Combined BankCo  Tangible Book Value @ Close  Combined BankCo TBV Attributable to GDOT Shareholders @ Close  ~72%  GDOT Shareholders Pro Forma Ownership  In addition to receiving $8.11 per share in cash consideration resulting from the sale of OpCo, GDOT shareholders also share in the significant value creation opportunity via their ~72% ownership in combined BankCo.

 Green Dot Corporation  : The Premier Partner for  Highly Efficient  Branch-Lite Operating Platform  Leading Commercial-Focused  Credit Culture  LTM Efficiency Ratio  NCL Event in Company History  Strong Capital Position and Regulator Relationships  MRQ CET1 Ratio  Robust Operating Leverage With  Attractive Growth Profile  40% 1 12% 47%  2020 - 2024  Earnings CAGR  Assets  $840  Deposits  $745  TBV Net Inc.  $85 $12  Key Stats Q3 2025 / LTM ($mm)  8  1  Combining CommerceOne’s Best-in-Class Relationship-Driven Origination Platform With GDB’s Highly Efficient Deposit Strategy  Green Dot Corporation  Note: GDB denotes Green Dot Bank.  $

 Green Dot Corporation  A Balanced, Multi-Faceted Banking Platform  Pro Forma Institution  Deposit-Focused Institution  Credit-Focused Institution  Combined Benefits  Fortified Balance Sheet  Efficient, Diversified Deposit Gathering  Robust Asset Generation  Risk & Compliance Investment  Commercial Credit Expertise Leading Return Profile Strong Capitalization  Highly Efficient Deposit Gathering  Recurring Fee Income Scalable Operating Leverage  1  9

 Green Dot Corporation  Creating a Leading Sponsor Banking Platform  Diversified Revenue Mix with Significant Fee Income Drives Enhanced Platform Stability  Best-in-Class Growth Engine With Highly Efficient CAC Enabled via Long-Term Partnership  Attractive Financial Profile Enhanced via Complementary Asset / Deposit Mix  Improved Capital Position Unlocks Growth  & Product Development Opportunities  Robust Yield Optimization Opportunity via Potential Asset Redeployment  Investment Highlights  Highly Efficient Deposit Gathering  Robust Asset Generation Capabilities  Attractive Fee Generation via Embedded Finance Co Partnership  Providing Banking Infrastructure to Support Financial Services Offerings of Leading Brands  BaaS Platform Deposits  Commercial Treasury  Private Banking  Commercial Lending  HELOC  Select CRE  10  1

 Green Dot Corporation  Strong Pro Forma Positioning vs Key Peers  Current  Selected BaaS Peers(2)  Loans % of Earning Assets  Fwd. Earnings Growth  Efficiency Ratio(3)  ROATCE(4)  T1 Leverage  Highly Complementary Asset / Deposit Mix Enhances ROA Profile  Recurring Fee Income Coupled with Stable NII & Strong Credit Performance  Highly Efficient Operating Platform With Minimal Deposit CAC  Improved Capital Position Paves Way for Future Growth  NM  NM  ~8%  MRQ Bank Level  ~80%  2024  ~1%  MRQ  11  ~15%  At Close(1)  ~35%  2027E - 2028E  ~40%  Long-Term Target  ~15%+  Long-Term Target  ~11%  At Close(1)  ~80%  Q3 2025  ~12%  2025E – 2026E  ~50%  LTM (3Q ’25)  ~18%  LTM (3Q ’25)  ~10%  LTM (3Q ’25)  Key Takeaways  Source: Factset, Public filings, and SNL Financial. Note: Market data as of November 21, 2025. Metrics for Selected BaaS Peers reflect median of selected peer set. Assumes June 30, 2026, transaction close date for illustrative purposes. (1) Assumes June 30, 2026, transaction close for illustrative purposes including purchase accounting adjustments. (2) Selected peers include TBBK, CASH, CCB, AX, FINW, MFIN, and MVBF. (3) Reflects Noninterest Expense / Total Net Revenue. (4) Reflects Net Income / Average Tangible Common Equity.  1  Strong Operating Leverage Drives Robust Earnings Growth Trajectory  Median of Selected Peers(2)  ~1.80x  ~10x P / 2026E  P / TBV

 Green Dot Corporation  Framing the Embedded Finance Opportunity  12  Embedded Finance Prospects  Embedded finance is relevant to almost any company  Greater brand loyalty  Better transaction / user experiences  Increase customer adoption  Enrich data sets  Faster access to earned money  Deliver superior products more efficiently  Strengthen value  proposition  Improve automation  What Consumers and SMBs Value  Improved Speed of Cash Flow  Better User Experience and Convenience  158M+  Americans need simple financial tools and transaction capabilities(1)  29M+  Businesses in America employ less than  20 people(2)  Consumers and Business Owners are Changing Consumers and small businesses are increasingly turning to non-traditional providers of financial services, utilizing embedded finance to make their lives easier  A Significant Growth Opportunity  Embedded finance currently represents a $230bn+ market opportunity across the small and medium-size business segment, the consumer segment, and the enterprise segment  Expanded Distribution of Financial Services Businesses recognize the changes in customer behavior and are building capabilities to deliver financial services via platform partners  Regulated Institutions Remain Key  While the delivery of financial services is undergoing a fundamental shift, access to the banking system will always require working with regulated financial institutions  2  Source: (1) Federal Reserve Board. (2) Pew Research Center.

 Green Dot Corporation  Ability to Capitalize on Sizable Opportunity Set  13  Current Embedded Finance TAM  $230bn+  $115bn  Money Processing  BaaS  $75bn  Consumer & Retail  $40bn  The Long-Term Commercial Arrangement Allows the Pro Forma BankCo to Support and Benefit from a Large, Attractive, and Fast-Growing Market Opportunity  2  ’23A – ’27E Embedded Finance  20% CAGR  Source: BCG 2025 Global Payments Report, Company estimates.

 Green Dot Corporation  Sponsor Bank Services  Long-Term Commercial Partnership  MSA allows combined BankCo to benefit from strong tailwinds of the Embedded Finance OpCo via attractive, recurring fee structure, with efficient access to multiple high-quality deposit partners through one consolidated channel.  Embedded Finance OpCo  Combined BankCo  Deposit Custody  BIN  Sponsorship  Second Line Risk  Liquidity Support  Business Development  Program Mgmt.  First Line Risk  Technology Infrastructure  Volume / Transaction Based Fees  ~$30mm+  Annual Fee Income(1)  Efficient Deposit Acquisition  ~25%+  7-Year  14  2  Expected CAGR in Sponsor Fees  Initial Agreement Term  Note: (1) Reflects total MSA-related fees excluding impact of interest sharing arrangements.

 Green Dot Corporation  Illustrative Pro Forma Operating Structure  The combined BankCo will be responsible for providing the necessary banking and regulatory infrastructure to enable ultimate product delivery and business development by the Embedded Finance OpCo and future partners.  15  Embedded Finance Co  Embedded  Finance Co  Embedded Finance Co  Sponsorship Operations BSA / AML  Banking Core Compliance  BaaS BIN  Card Processors API Layer Sandbox  Program Mgmt. Money Movement Compliance / Risk Payments  API / SDK by Partner  Developed and Managed by Embedded Finance Co  End Markets  Vertical Software Retail eCommerce  FinTech SMBs  Health  Illustrative BaaS B2B2C Operating Detail End Customers  Sponsor Bank Middleware Operations User Interface End Markets  2

 Green Dot Corporation  Robust Yield Optimization Opportunities  Assumed Repositioning of 100% of Securities Into MRQ Cash Yield  Assumed Redeployment of 40% of Cash & Securities Into Loans  Near-Term  51%  1%  MRQ Earning Asset Mix  MRQ Yield  ~4.5%  ~2.5%  IB Cash  Securities  Current Securities Yield  ~2.5%  Q3 2025  Illustrative Opportunities  16  Current Cash Yield  ~4.5%  ~$35mm  Annual Potential Earnings Uplift  ~3.5%  Current Cash & Securities Yield  Illustrative Risk-Adjusted Loan Yield  ~7.0%  ~$65mm+  Annual Potential Earnings Uplift(1)  3.5%  Cash & Securities Yield  Note: (1) Assumes 40% of Q3 ’25 average cash and 40% of Q3 ’25 average securities are re-invested into loans at a 7% illustrative risk-adjusted yield with the remainder of securities re-invested at the Q3 ’25 yield on cash of ~4.55%, tax-effected at 25%.  3  Loans  IB Cash  Securities  48%  $4.3bn  Avg. Earning Assets  Long-Term

 Green Dot Corporation  Attractive Levers for Future Growth  17  Third Party Sponsor Banking Partnerships  Sign additional partners outside of the MSA  for sponsor banking services  3  BaaS Credit Origination / LaaS  Offer “Lending as a Service” in addition to  current sponsor banking suite  Direct to Consumer Credit Products  Unsecured Credit Card,  Personal Loans  Increased Commercial Lending Capacity  Enhanced scale allows for increased deployment of capital into near-term commercial lending opportunities  Near-Term  Potential Long-Term Initiatives  Medium-Term  $

 Green Dot Corporation  Roadmap for Risk and Compliance Investments  Transaction establishes a platform capable of executing a focused strategy to reinforce governance, elevate compliance infrastructure, and improve capital positioning.  18  4  1 2 3 4 5  Capitalization & Balance Sheet Repositioning  Strengthen Compliance Culture  Focus On Core Banking & BaaS Operations  Build Scalable Compliance Infrastructure & Systems  Targeted Talent Investments

 Green Dot Corporation  19 Note: Assumes June 30, 2026 transaction close date for illustrative purposes.  5  Increased Scale  Enhanced Capital  Stable, Robust Returns  $6bn  Combined Total Assets @ Close  ~11%  Tier 1 Leverage @ Close  ~15%  Long-Term Target ROATCE  Creating a More Stable and Resilient Bank  $155mm capital infusion, complementary pro forma business mix, and diversified funding strategy enhances long-term platform stability.  +

 Green Dot Corporation  CommerceOne Overview

 Green Dot Corporation  Source: Company filings, SNL Financial. Financial data as of September 30, 2025 unless otherwise noted.  Overview  CommerceOne Financial Corporation (“C1” or the “Company”) is a bank holding company. CommerceOne Bank (“C1 Bank”) is a state-chartered commercial bank headquartered in Birmingham, AL and is primarily regulated by the FDIC  Founded in 2018, the Company is primarily engaged in commercial banking operations offering a variety of lending solutions, deposit products, and cash flow management services to businesses in multiple sectors  The Company operates via a branch-lite model (headquarters and single branch), with a commercially-focused business development team that seeks to generate new business and serve in a relationship management capacity  In addition to its commercial business, C1 also offers both deposit accounts (checking / savings) and secured loans to consumers with a focus on Private Banking relationships  C1 has only experienced one NCL event in its history, and has never reported a net charge-off ratio in excess of 0.75%  The Company has grown its earnings at a 47% CAGR since 2020  Company Description  By the Numbers  ~$840mm  Total Assets  ~$745mm  Total Deposits  ~$85mm  Tangible Book Value  ~$12mm  LTM Net Income  ~15%  LTM ROATCE  ~12%  MRQ CET1 Ratio  ~40%  LTM Efficiency Ratio  ~47%  Net Income CAGR Since 2020  LTM as of Sept. 2025 Earning Asset / Deposit Mix  6.5%  Total Yield  3.0%  Cost of Funds  3.7%  NIM  Earning Assets Deposits  Commercial  Deposit  Loans  Checking, Savings  Ancillary Cash Flow Mgmt. & Analysis Services  Term Loans, Equipment Loans, Working Capital LOC, CRE, SBA, Specialty Vehicle  Consumer  Deposit  Loans  Checking, Savings, Money Market  Home Equity Line, Home Equity Loan, Construction Loan, LOC  21  Product Suite  Construction 1-4 Family and HELOC Multifamily and CRE C&I Consumer Other Cash and Securities  7%  17%  32%  27%  2%  17%  32%  63%  MMDA &  Savings  Demand  5%  Time

 Green Dot Corporation  Scaling Beyond the Community Bank Model  CommerceOne Bank ranks #1 in average profitability and organic growth when compared to its national de novo bank peers  Market-Leading Profitability  Best-in-Class Efficiency  Robust Asset Generation  1.5% Avg. ROA  vs 1.0% Peer Median  $745mm  Deposits / Branch  vs $150mm Peer Median  2022-2025 LTM Avg.  Outside of its HQ, C1 has 1 Branch(1)  ~83% Loans / Assets  ~32% C&I Mix  C1 C&I 2x Peer Median  C1 Earns Premium Risk-Adj. Yields  Source: SNL Financial. Note: Peer criteria: US regulated C-Corp depositories with MRQ assets between $750mm - $1.5bn and LTM asset growth over 10%  22 (excludes CommerceOne). (1) CommerceOne Branch opened in October 2025.

 Green Dot Corporation  Appendix

 Green Dot Corporation  Implied Value Per Share Reconciliation  Note: (1) Based on transaction exchange ratio of 0.2215x and GDOT fully diluted shares of 57.972mm.  24  ($ in millions except per share values)  Tangible Book Value  Bottom Quartile P / TBV Multiple of Selected Peers  Median P / TBV Multiple of Selected Peers  2Q'26 TBV for Consolidated BankCo At Closing  $491  $491  $491  (x) Illustrative P / TBV Multiple Range  1.00x  1.23x  1.81x  Implied BankCo Equity Value  $491  $604  $889  (x) Green Dot Shareholders Ownership of BankCo (1)  72.2%  72.2%  72.2%  Implied Pro Forma Value to Green Dot Shareholders  $355  $436  $642  (+) Cash Distributed to Green Dot Shareholders  470  470  470  Implied Value to Green Dot Shareholders  $825  $906  $1,112  (/) Green Dot Diluted Shares Outstanding  58.0  58.0  58.0  Total Implied Value Per Share to GDOT Shareholders $14.23 $15.63 $19.18